SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                          TELSCAPE INTERNATIONAL, INC.
                (Name of Registrant as Specified in its Charter)


      _____________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

      2.    Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      4.    Proposed maximum aggregate value of transaction:

      5.    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                          TELSCAPE INTERNATIONAL, INC.
                            2700 POST OAK, SUITE 1000
                              HOUSTON, TEXAS 77056
                                  MAY 29, 1998

Dear Fellow Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Telscape International, Inc. on June 26, 1998. The meeting will begin at 9:00 a.m. at The University Club, 5051 Westheimer, 355 Post Oak Tower, Houston, Texas 77056. The University Club is located in the same Galleria complex as Telscape's corporate offices.

        Information regarding each of the matters to be voted upon at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. The Proxy Statement is being mailed to all stockholders on or about June 4, 1998.

        Because it is important that your shares be voted at the Annual Meeting, whether or not you plan to attend in person we urge you to complete, date and sign the enclosed proxy card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and do attend the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

        We look forward to seeing you in Houston on June 26, 1998.

Very truly yours,

E. Scott Crist                      Manuel Landa
President and CEO                   Chairman of the Board

                          TELSCAPE INTERNATIONAL, INC.
                            2700 POST OAK, SUITE 1000
                              HOUSTON, TEXAS 77056

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1998

        As a stockholder of Telscape International, Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company to be held at The University Club, 5051 Westheimer, 355 Post Oak Tower, Houston, Texas 77056 on Tuesday, June 26, 1998 at 9:00 a.m. for the following purposes:

1. To elect seven directors for a one year term and until their successors are duly elected and shall qualify.

2. To approve the adoption of the Telscape International, Inc. 1998 Stock Option and Appreciation Rights Plan.

3. To transact such other business as may properly come before the meeting and any adjournment(s) thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

        The Board of Directors has fixed the close of business on April 28, 1998 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting and adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting.

The transfer books will not be closed.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, MANAGEMENT RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

        By order of the Board of Directors

        Todd M. Binet, Secretary

Houston, Texas
May 29, 1998

                             YOUR VOTE IS IMPORTANT.
          PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE
                                   PROVIDED.

                          TELSCAPE INTERNATIONAL, INC.
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 26, 1998


TO OUR STOCKHOLDERS:

      This Proxy Statement is furnished to the stockholders of Telscape International, Inc. (the "Company") for use at the Annual Meeting of Stockholders on June 26, 1998, or at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The enclosed proxy is solicited on behalf of the Board of Directors of the Company and is subject to revocation at any time prior to the voting of the proxy (as provided herein). Only stockholders of record at the close of business on April 28, 1998 (the "Record Date") are entitled to vote at the Annual Meeting. The approximate date on which this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is June 4, 1998. The principal executive offices of the Company are located at 2700 Post Oak, Suite 1000, Houston, Texas 77056.

      The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect seven directors to serve on the Board of Directors for a one year term and until their successors have been duly elected and shall qualify; (ii) to approve the adoption of the Company's 1998 Stock Option and Appreciation Rights Plan ("the 1998 Plan"); and (iii) to transact such other business as may properly come before the Annual Meeting. The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.

                               VOTING REQUIREMENTS

      As of the Record Date, there were issued and outstanding 4,732,328 shares of the Company's common stock ($.001 par value per share) (the "Common Stock"), each of which is entitled to one vote. Only holders of record of shares of Common Stock as of the close of business on the Record Date will be entitled to vote at the Annual Meeting. The accompanying form of proxy is designed to permit each stockholder of record at the close of business on the Record Date to vote in the election of directors and on the proposals described in this Proxy Statement. The form of proxy provides space for a stockholder (i) to vote in favor of or to withhold voting for the nominees for the Board of Directors, (ii) to vote for or against each proposal to be considered at the Annual Meeting or
(iii) to abstain from voting on any proposal other than the election of director if the stockholder chooses to do so. The election of directors will be decided by a plurality of the votes cast. Pursuant to the Company's Articles of Incorporation, the affirmative vote of a majority of the shares entitled to vote, if a quorum is present, is required for action on all other matters.

      The holders of a majority of all of the shares of stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained. Shares as to which authority to vote has been withheld with respect to the election of any nominee for director will not be counted as a vote for such nominee. Shares as to which authority to vote has been withheld and abstentions will be treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions and broker nonvotes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker nonvotes are not counted as an affirmative vote for purposes of determining whether a proposal has been approved thereof.

      When a signed proxy is returned with choices specified with respect to voting matters, the shares represented are voted by the proxies designated on the proxy in accordance with the stockholder's instructions. The proxies for the stockholders are Todd M. Binet and E. Scott Crist. If a signed proxy is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted for the election of seven nominees for director and in favor of all the proposals described in this Proxy Statement and, at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the annual meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof. Upon either of such deposits, the proxy is revoked.

      As of the Record Date, all of the present directors and executive officers of the Company, as a group of seven persons, owned beneficially 4,633,539 shares, or 61.3% of the total outstanding shares, and options and warrants which by their terms are exercisable within 60 days, of the Common Stock of the Company (See also Securities Ownership of Certain Beneficial Owners and Management). To the knowledge of management, as of the Record Date, the only executive officers, directors and nominees for director who owned beneficially five percent or more of the Company's outstanding shares of Common Stock were E. Scott Crist, Manuel Landa, Oscar Garcia and Ricardo Orea.

      A list of stockholders on the Record Date will be available for examination by any stockholder for any purpose germane to the Annual Meeting and at the Company's offices, 2700 Post Oak, Suite 1000, Houston, Texas 77056, during ordinary business hours during the ten days preceding the Annual Meeting, and at the time and place of the meeting.

      The Company will appoint one or more inspectors to act at the meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties required by law.

      The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be borne by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph The Company will be assisted in distributing, gathering and tabulating proxies by its stock transfer agent, American Stock Transfer & Trust Company, as part of the services provided by it as the Company's transfer agent. Upon request, the Company will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies. The Company estimates that its costs to solicit, distribute, gather and tabulate proxies will be approximately $7,500.

      The Company's Annual Report on form 10-K for the fiscal year ended December 31, 1997, including audited financial statements, will accompany the mailing to stockholders of this Proxy Statement. A copy of any exhibits to the Report on Form 10-K will be furnished to any stockholder upon request.

                                  PROPOSAL ONE
       THE ELECTION OF SEVEN DIRECTORS FOR A ONE-YEAR TERM AND UNTIL THEIR
                  SUCCESSORS ARE DULY ELECTED AND SHALL QUALIFY

      Seven directors are proposed to be elected at the Annual Meeting. Each director will serve until the next Annual Meeting of stockholders or until a successor shall be elected and shall qualify. Proxies in the accompanying form will be voted for the nominees, except where authority is withheld by the stockholder. The election of directors will be decided by a plurality of votes cast.

      The nominees for directors are Todd M. Binet, E. Scott Crist, Oscar Garcia, Darrel O. Kirkland, Manuel Landa, Ricardo Orea and Enrique Orihuela. All nominees are presently members of the Board of Directors.

      If any of the nominees should become unable to accept election, the persons named in the proxy may vote for such other person or persons as may be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unable to serve.

      Information with respect to nominees is set forth in the section of this Proxy Statement titled "Management."

THE BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

                                  PROPOSAL TWO
  TO APPROVE THE ADOPTION OF THE TELSCAPE INTERNATIONAL, INC. 1998 STOCK OPTION
                       AND STOCK APPRECIATION RIGHTS PLAN

      The Board of Directors proposes that the stockholders approve the adoption of the Telscape International, Inc. 1998 Stock Option and Stock Appreciation Rights Plan (the "1998 Plan"). The Company has heretofore utilized most of the shares of Common Stock available for grant under its existing stock option plans. The Board believes that approval of the 1998 Plan will provide it with a valuable tool for attracting, retaining, and motivating qualified personnel at all levels. The Board has approved the grant of 453,300 options (with exercise prices ranging from $9.00-$19.69 and vesting periods of three to four years) to key employees of the Company which will be issued under the 1998 Plan if adopted.

      THE FOLLOWING IS A SUMMARY OF THE 1998 PLAN AS RECENTLY APPROVED BY THE BOARD OF DIRECTORS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE 1998 PLAN WHICH IS ATTACHED HERETO AS APPENDIX A.

                                     PURPOSE

      The purpose of this 1998 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1998 Plan provides for the grant of options to purchase shares of Common Stock of the Company, which qualify as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options" and collectively with Incentive Options, "Options") to be issued to employees or consultants who are not employees. This 1998 Plan also provides for grants of Stock Appreciation Rights ("SARs") in connection with the grant of options under this 1998 Plan.

                                 ADMINISTRATION

      This 1998 Plan shall be administered by, and all Options shall be authorized by, a committee appointed by the Board to administer this 1998 Plan (the " Compensation Committee"), which Compensation Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Optionees may be subject to Section 16 of the Exchange Act, shall be disinterested. Action of the Compensation Committee with respect to the administration of this 1998 Plan shall be taken pursuant to a majority vote or by written consent of its members.

                                   ELIGIBILITY

      Subject to limitations under the Code, Options may be granted pursuant to this 1998 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Compensation Committee, and Incentive Options may be granted pursuant to this 1998 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Compensation Committee.

                           STOCK SUBJECT TO 1998 PLAN

      The capital stock that may be delivered under this 1998 Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this 1998 Plan shall not exceed 800,000 shares. The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this 1998 Plan shall not exceed 250,000 shares.

                         TERM AND CONDITIONS OF OPTIONS

      Each Option granted under this 1998 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1998 Plan. The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the

Compensation Committee, provided that the option price for any Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with the 1998 Plan. Notwithstanding the foregoing, if an Option to purchase shares of Common Stock is granted pursuant to this 1998 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary) (a "10% Stockholder"), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant.

                        EMPLOYMENT OR SERVICE OF OPTIONEE

      If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Compensation Committee and such determination shall be binding on the Optionee and the Company.

      If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Option shall, subject to the provisions of the 1998 Plan, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

                               PURCHASE OF SHARES

      Except as provided in the 1998 Plan, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise. Except as otherwise provided in the 1998 Plan, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

                  CHANGE IN NUMBER OF OUTSTANDING SHARES OF STOCK,
                        ADJUSTMENTS, REORGANIZATION, ETC.

      If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or there shall occur any other fundamental change or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety, then the Compensation Committee shall, in such manner and to such extent (if any) as it in good faith deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific maximum and numbers of shares set forth elsewhere in this 1998 Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the grant, exercise or base price of any or all outstanding Options, (d) the securities or property deliverable upon exercise of any outstanding Options; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, or spin-off, make other provision for a cash payment or for the substitution or exchange of any or all outstanding Options or securities deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Company upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the 1998 Plan to violate section 424 of the Code or any successor provisions thereto without the written consent of the holders of Incentive Stock Options who are materially adversely affected thereby.

                       DURATION, AMENDMENT AND TERMINATION

      The Board of Directors may at any time terminate this 1998 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the Stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; PROVIDED, HOWEVER, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1998 Plan after ten years from the date this 1998 Plan is adopted or the date this 1998 Plan is approved by the Stockholders of the Company, whichever is earlier. The duration of any Option shall be within the sole discretion of the Compensation Committee provided however that the Options shall by their terms be exercised within 10 years from date of grant and except that any Incentive Option granted to a 10% Stockholder shall be exercised within five years from date of grant.

                                  RESTRICTIONS

      Any Options and shares of Common Stock issued pursuant to this 1998 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Compensation Committee, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Compensation Committee may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Compensation Committee may, in its sole discretion, determine. By accepting an award pursuant to this 1998 Plan, each Optionee shall thereby agree to any such restrictions.

                              NON-FUNDED 1998 PLAN

      Options payable under this 1998 Plan shall be payable in shares of Common Stock of the Company. No special or separate reserve, fund or deposit shall be made to assure payment of such Options. No optionee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder.

                              APPLICATION OF FUNDS

      The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1998 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Compensation Committee.

                                 TAX WITHHOLDING

      Upon the exercise of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the optionee (or their representative, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this 1998 Plan, the Compensation Committee may grant (either at the time of the Option grant or thereafter) to the optionee the right to elect, pursuant to such rules and subject to such conditions as the Compensation Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

                            STOCK APPRECIATION RIGHTS

      The Compensation Committee may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, an SAR to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Compensation Committee) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARs may be included in an Option only under the following conditions: (a) the SARs will expire no later than the expiration of the underlying Option; (b) the SARs may be for no more than one hundred percent (100%) of the Spread; (c) the SARs are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARs may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARs may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

                         EFFECTIVENESS OF THE 1998 PLAN

      This 1998 Plan shall become effective upon adoption by the Board of Directors, and approved by the Stockholders of the Company in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held Stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder.


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE TELSCAPE INTERNATIONAL, INC. 1998 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN KEY EMPLOYEES

The following table sets forth certain information with respect to the Directors, Executive Officers and certain key employees of the Company (as of May 29, 1998):

NAME                   AGE  POSITION
----                   ---  --------

E. Scott Crist (1)      34  Director; President and Chief Executive Officer

Manuel Landa (1)        37  Chairman of the Board; Director and Executive
                            Vice President of Operations; Chief Executive
                            Officer of Telereunion(4) and President and Chief Executive Officer of Vextro(4)

Oscar Garcia            37  Director; Vice President of Telereunion(4);
                            Vice President of Operations of Vextro(4)

Ricardo Orea            37  Director; Vice President of Telereunion(4);
                            Vice President of Sales and Marketing of
                            Vextro(4)

Todd M. Binet (3)       33  Director; Executive Vice President, Secretary,
                            Treasurer and Chief Financial Officer

Stuart Newman           43  President of MSN Communications, Inc.(4)

Bryan T. Emerson        37  Vice President of Business Development and
                            International Marketing

Melissa Dalton          26  Director of Operations - U.S.

Kori Moore              27  Director of Carrier Sales

Jesse Morris            30  Corporate Controller

Darrel O.
Kirkland(1)(2)(3)       57  Director

Enrique Orihuela
(2)(3)                  51  Director
-----------------
      (1)Member of the Compensation Committee of the Board of Directors through April 24, 1998.
      (2)Member of the Compensation Committee of the Board of Directors beginning April 25, 1998
      (3)Member of the Audit Committee of the Board of Directors.
      (4)Subsidiaries of the Company.

   E. SCOTT CRIST has served as President and Chief Executive Officer of the Company since August 1996 and has been a member of the Board of Directors since November 14, 1996. Prior to joining Telscape, Mr. Crist was a founder of Orion Communications, Inc., a reseller of long distance and internet access services and was President and Chief Executive Officer for Matrix Telecom, a long-distance company which ranked #7 on THE INC. MAGAZINE list of 500 fastest growing private companies in 1995. He also founded DNS Communications in January 1993, a reseller of long distance, and served as its Chief Executive Officer from inception until DNS's merger with Matrix Telecom. Mr. Crist was also formerly Vice President of Acquisitions for Trammel Crow Group with specific focus on U.S. capital market transactions. Prior to joining Trammel Crow, Mr. Crist worked in acquisitions for AMLI Corporation of Chicago, an investment company and was responsible for sourcing and underwriting income-producing assets on behalf of the firm's institutional clients. Prior to that, he worked in New York as a strategy consultant for KSM, Inc., where he was responsible for investigating competitive business situations for Fortune 200 technology companies. In addition, he was a design engineer for IBM Corporation in Research Triangle, North Carolina. Mr. Crist has an M.B.A. from the J.L. Kellogg School at Northwestern University, and received a B.S. magna cum laude in Electrical Engineering with emphasis on telecommunications design from North Carolina State University.

   MANUEL LANDA is Chairman of the Board of Directors of Telscape and has been a member of the Board of Directors since May 1996. Mr. Landa is a co-founder of Telereunion and has been President and Chief Executive Officer of Vextro since 1989, and has also been Chief Executive Officer and a Director of Telereunion since August 1995. From 1986 until he joined Telereunion, Mr. Landa served as Export Sales Manager for Condumex, the largest Mexican manufacturer of electrical products with exports to the USA, Canada, Latin America and Europe. Also within Condumex Mr. Landa was in charge of the Insulating Materials Division as Plant Manager. Prior to that Mr. Landa worked for Philips, a Dutch company in the consumer and industrial electronics business, serving as Design Engineer for its Industrial Audio-Video Division. Also, Mr. Landa worked for IPESA, a Mexican construction and engineering firm, with projects in the petrochemical, industrial and touristic sectors of Mexico. Mr. Landa received an undergraduate degree in Electronic and Communications Engineering from La Salle University in Mexico City, and has a diploma in Total Quality Management from the Instituto Tecnologico de Estudios Superiores Monterrey.

   OSCAR GARCIA has been a member of the Board of Directors of the Company since May 1996. Mr. Garcia is a co-founder of Vextro and Telereunion and has been Vice President of Operations since 1988 for Vextro, and a Director of Telereunion since August 1995. From 1987 until he co-founded Vextro, Mr. Garcia served as Engineering Manager for Infosistemas, at that time, the exclusive AT&T telephone equipment distributor in Mexico. Mr. Garcia was Sales Support Manager for Macrotel de Mexico SA de CV, a subsidiary of Macrotel, Inc., a Florida telephone key systems company with exports to Mexico and Latin America and held the position of design engineer for the R&D department of GTE, the leading U.S. telecommunications company involved at that time, in PBX and KSU manufacturing in Mexico. Mr. Garcia holds an undergraduate degree in Electronic and Communications Engineering from La Salle University in Mexico City, a diploma in Marketing from La Salle University and is currently obtaining a diploma in Business Administration from Berkley University in Mexico City.

   RICARDO OREA has been a member of the Board of Directors of the Company since May 1996. Mr. Orea is a co-founder of Vextro and Telereunion and has been Vice President of Sales and Marketing since 1988 for Vextro, and a Director of Telereunion since August 1995. Prior to joining Vextro, Mr. Orea was Electronic Control Systems Plant Manager for Asea Brown Boveri (ABB), a Swedish electrical control and switchgear equipment manufacturer from 1985 to 1988. From April 1982 to June 1985, Mr. Orea worked for GTE in the Purchasing and Logistics Department as System Integrator and Supplier Development Manager. From 1979 to 1982, he was Technical Service Manager for MISA, a Mexican computer mainframes and telecommunications maintenance service company which served major financial accounts and universities. Mr. Orea received an undergraduate degree in Electronic and Communications Engineering from La Salle University in Mexico City and has a diploma in Business Administration from Berkley University in Mexico City.

   TODD M. BINET has been Executive Vice President and Chief Financial Officer since January 1997 and a member of the Board of Directors since March 1997. Mr. Binet has over 10 years of business and management experience. From January 1996 to December 1996, he was an officer and director of St. James Capital Corp., which served as the general partner to St. James Capital Partners, a merchant banking fund. From June 1992 to December 1995, he was Treasurer and Corporate Counsel for Alamo Group Inc., an international company listed on the New York Stock Exchange. Mr. Binet received a B.B.A. in finance from Southern Methodist University and graduated Cum Laude. In May 1992, he received a M.B.A. from the Wharton School of Business and a J.D. from the University of Pennsylvania law school. Mr. Binet also holds a license to practice law with the State of Texas, although such license is currently inactive.

   STUART NEWMAN has been President of MSN Communications, Inc. since it was founded in 1996. Mr. Newman first entered the telecommunications industry in 1979 at Amtel Consulting where he was responsible for assisting many Fortune 500 customers in Texas. BellSouth and AT&T were among his clients. He helped corporate clients establish networks and was involved in auditing billing systems. In 1992, Mr. Newman founded New West Telecom, Inc., one of the nation's first prepaid calling card companies. From 1994 to 1996, Mr. Newman was Executive Vice President for a switch based provider of long distance services.

   BRYAN T. EMERSON has been Vice President of Development since August 1996. Mr. Emerson served as International Sales Manager for C & L Communications, Inc., a NYSE company, from December 1993 to March 1995, where he was responsible for distributing telecommunications equipment in Mexico, Spain and Japan. From May 1992 to December 1993, Mr. Emerson was Vice President of Marketing for ISDN de Mexico, S.A. de C.V. He also served as a Product Manager for WilTel focused on developing products including original switched, 800, conference calling, voice mail, and travel and domestic card services for domestic and international services. Mr. Emerson was also responsible for identifying and signing distributor contracts between WilTel and companies in Mexico and Guatemala. Mr. Emerson received a B.A. from Hamilton College and graduated cum laude. He also received a M.B.A. from Rice University.

   MELISSA DALTON has been Director of Operations - U.S. for the Company since January 1997. Previously Ms. Dalton was Project Manager for Matrix Telecom, a long-distance reseller, from September 1995 through January 1997. Prior to that she worked for DNS Communications, a long-distance company, as Operations Manager from June 1994 through September 1995. Ms. Dalton is a member of the national honor society Phi Beta Kappa. Ms. Dalton received a B.A. from the University of Texas at Austin and graduated Magna Cum Laude in May 1994.

   KORI MOORE has been Director of Carrier Sales since January 1998 when she joined the Company. Prior to joining the Company, from January 1997, Ms. Moore served as Carrier Sales Manager for Primus Telecommunications, a multi-national telecommunications company focused on international long distance service, where she was responsible for negotiating and maintaining international wholesale carrier accounts. Before her employment with Primus, Ms. Moore was employed by EqualNet Corporation as Senior Account Executive and later as Regional Carrier Sales Manager for its Unified Network Services subsidiary. Prior to her employment with EqualNet, Ms. Moore was a buyer for the May Company. Ms. Moore received her B.B.A. in Marketing from the University of Texas.

   JESSE MORRIS has been Corporate Controller since October 1997 when he joined the Company. Prior to joining the Company, Mr. Morris worked from January 1992 to October 1997 with Arthur Andersen LLP, a multi-national accounting and consulting professional services firm, where he left as Experienced Audit Manager. Mr. Morris received his B.B.A. in Accounting and Finance and his Masters in Professional Accountancy from the University of Texas. Mr. Morris is a Certified Public Accountant with the State of Texas.

   DARREL O. KIRKLAND has been a member of the Board of Directors of the Company since March 1996. Mr. Kirkland is a principal consultant with Kirkland & Associates, a management consulting firm specializing in telecommunications. A registered Professional Engineer, Mr. Kirkland has many years experience in long distance, microwave, wireless, fiber and local transmission services. He has held general management and marketing positions with MCI Air Signal, CPI Microwave and Discovery Communications. Current and recent clients include MCI, Skytel, IXC Communications, Prime Cable and Winstar Wireless. Mr. Kirkland received a B.B.A. from the University of Texas and a M.S. in Industrial Engineering from the University of Houston.

   ENRIQUE ORIHUELA has been a member of the Board of Directors of the Company since March 1998. Mr. Orihuela is a founder and a owner of the Andean Satellite System (ANDESAT). Since 1997 he has served as a member of the Board of Directors of ANDESAT. ANDESAT is a multinational corporation constituted by members of the five Andean countries: Venezuela, Colombia, Ecuador, Peru and Bolivia. Mr. Orihuela has been responsible for the negotiations with Satmex, the Mexican satellite operator, for the space in C Band to be used by ANDESAT until its satellite launch planed for the year 2000. He has also conducted the negotiations with Nahuelsat, the Argentinean satellite operator, for the space in Ku Band to be used by ANDESAT for the same purpose. In 1991, Mr. Orihuela founded Vector Communication Network Corp., a Florida-based satellite services provider and has served as its President since that time. Mr. Orihuela also founded Vector Comnet S.A. de C.V. and Industrias Electro Electronicas S.A., both Peruvian telecommunication corporations, in 1992 and 1979, respectively, and has served as the President of both companies since their respective founding. During the last 19 years, Mr. Orihuela has worked in the telecommunications industry, including system design and integration. Mr. Orihuela has also been significantly involved in the Peruvian-American Chamber of Commerce, a non-profit organization in which he is a life-time Governor. Mr. Orihuela studied at the University La Molina, specializing in Soil and Water Engineering Resources. He then went on to graduate level studies in the field of computers and communications. Vector Communication Network Corp. provides satellite communications services to the Company (See Certain Relationships and Related Information).

      Each officer of the Company holds office until such officer's successor is chosen and qualified in such officer's stead or until such officer's death or until such officer's resignation or removal from office. Certain officers have employment contracts with the Company. (See Employment Agreements).

      Each of the directors, except Mr. Orihuela, were elected at the Company's Annual Meeting held on June 16, 1997 and currently hold office until the next annual meeting of the Company's stockholders on June 26, 1998 or until their successors are elected and qualified. Pursuant to the Company's By-Laws, Mr. Orihuela was elected on March 23, 1998 to the Company's Board of Directors by the Board of Directors to fill a vacancy. Mr. Orihuela will hold office until the next annual meeting of the Company's stockholders or until his successor is elected and qualified.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ. Executive officers, directors and greater than 10% stockholders are required by certain regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of Forms 3 and 4, as furnished to the Company, pursuant to the Exchange Act during its most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, it is the Company's belief that any such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary by the officers, directors and security holders required to file the same during the fiscal year ended December 31, 1997, with one exception. Mr. Binet gifted 10,000 Series A Common Stock Warrants to his minor child and did not file the necessary Form 5 on a timely basis. This Form 5 was subsequently filed on May 20, 1998.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During the fiscal year ended December 31, 1997, Mr. Crist and Mr. Landa, each executive officers of the Company, served as members of the Company's Board of Directors Compensation Committee. The Compensation Committee establishes compensation and incentives for the Company's executive officers and administers the Company's incentive compensation and benefit plans, including Mr. Crist's and Mr. Landa's compensation. The third Compensation Committee member was Darrell Kirkland, a non-employee director. The Compensation Committee currently is composed of Mr. Kirkland and Mr.
Orihuela, two non-employee directors.

                             EXECUTIVE COMPENSATION

                        REPORT ON EXECUTIVE COMPENSATION

      Prior to March 1997, the compensation of the executive officers was administered and determined directly by the Board of Directors. In March 1997, the Company established the Compensation Committee of the Board which is responsible for administering the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to optimize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company.

      The following is the Compensation Committee's report addressing the compensation of the Company's executive officers.

                       COMPENSATION POLICY AND PHILOSOPHY

      The Company's executive compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long term growth objectives and its ability to attract and retain qualified executive officers. The Company's policy is based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating annual base salaries with (i) annual incentive bonuses based on corporate performance, based on the achievement of specified performance objectives set forth in the Company's financial plan for such fiscal year, and based on individual performance, and (ii) stock options through the Company's stock option plans. The Compensation Committee's philosophy is to review salaries paid to executive officers with comparable responsibilities in comparable businesses and offer salaries to its executives which are in the lower range of those offered by such comparable businesses. In addition, the components of each executive officer's compensation is weighted to the bonus and option components. This results in a meaningful portion of each executive's compensation being placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for the Company's stockholders from both the short-term performance and long term success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay.

      The Compensation Committee believes that leadership and motivation of the Company's employees are critical to achieving the objectives of the Company. The Compensation Committee is responsible for ensuring that its executive officers are compensated in a way that furthers the Company's business strategies and which aligns their interests with those of the stockholders. To support this philosophy, the following principles provide a framework for executive compensation: (i) offer compensation opportunities that attract the best talent to the Company; (ii) motivate individuals to perform at their highest levels;
(iii) reward outstanding achievement; (iv) retain those with leadership abilities and skills necessary for building long-term stockholder value; (v) maintain a significant portion of executives' total compensation at risk, tied to both the annual and long-term financial performance of the Company and the creation of incremental stockholder value; and (iv) encourage executives to manage from the perspective of owners with an equity stake in the Company.

                        EXECUTIVE COMPENSATION COMPONENTS

      As discussed below, the Company's executive compensation package is primarily comprised of three components: base salary, annual incentive bonuses and stock options.

      Base Salary. For fiscal 1997, the Compensation Committee approved the base salaries of the Named Executive Officers (as defined below) based on (i) salaries paid to executive officers with comparable responsibilities employed by companies with comparable businesses, (ii) performance and accomplishment of the Company in fiscal 1997 which is the most important factor, and (iii) individual performance reviews for fiscal 1997 for most executive officers. The Compensation Committee's philosophy is to review salaries paid to executive officers with comparable responsibilities in comparable businesses and offer salaries to its executives which are in the lower range of those offered by such comparable businesses. In addition, the components of each executive officer's compensation is weighted to the bonus and option components. This results in a meaningful portion of each executive's compensation being placed at-risk and linked to the accomplishment of specific results that are expected to lead to the creation of value for the Company's stockholders from both the short-term performance and long term success of the Company. The Compensation Committee reviews executive officer salaries annually and exercises its judgement based on all the factors described above in making its decision, subject to the terms of such officer's employment agreement. No specific formula is applied to determine the weight of each criteria.

      Annual Incentive Bonuses. Annual incentive bonuses for the Named Executive Officers are based upon the following criteria: (i) the Company's financial performance for the current fiscal year, (ii) the furthering of the Company's strategic position in the marketplace, and (iii) individual merit. The Company paid incentive bonuses to the Named Executive Officers (as defined below) as depicted in the Summary Compensation Table.

      Long Term Incentive Compensation. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate executive officers to improve long-term stock market performance. The vesting provisions of options granted under the Company's stock option plans are designed to encourage longevity of employment with the Company and generally extend over a three year period.

                   COMPENSATION OF CHIEF EXECUTIVE OFFICER

      The Board believes that E. Scott Crist, the Company's Chief Executive Officer, provides valuable services to the Company and that his compensation should therefore be competitive with that paid to executives at comparable companies. In addition, the Compensation Committee believes that an important component of his compensation should be based on Company performance. Mr. Crist's annual base salary for fiscal 1997 was $95,000. The factors which the Compensation Committee considered in setting his annual base salary were his individual performance and pay practices of peer companies relating to executives of similar responsibility. Additionally, Mr. Crist received an annual incentive bonus of $75,000 which was determined by the Compensation Committee after considering the Company's performance in fiscal year 1997 in relation to the Company's financial plans for 1997 as well as Mr. Crist's individual performance.

                      INTERNAL REVENUE CODE SECTION 162(M)

      Under Section 162(m) of the Internal Revenue Code (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually, if certain requirements of section 162(m) are not met. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its stockholders.


                               The Compensation Committee:
                               Darrel O. Kirkland
                               E. Scott Crist
                               Manuel Landa

                           SUMMARY COMPENSATION TABLE

        The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (together, the "Named Executive Officers") who served as such during the 1997 fiscal year.

                                                               Long-Term Compensation
                                                   --------------------------------------------
                  Annual Compensation (1)                 Awards                 Payouts
              ---------------------------------    ---------------------    -------------------
                                               Other                Securities
     Name and                                 Annual    Restricted  Underlying             All Other
     Principal                      Bonus     Compen       Stock     Options/     LTIP      Compen
   POSITION (2)    YEAR  SALARY ($)  ($)(3)  SATION($) AWARDS($)(4)  SARS (#)   PAYOUTS(#) SATION($)
   ------------    ----  ----------  ------  ----------------------  --------   ---------- ---------
  Scott Crist;     1997   $87,308   $75,000     --          --          --         --         --
  President and    1996   $14,423      --       --          --       350,000       --         --
  Chief Executive
  Officer

  Manuel Landa;    1997   $80,000   $75,000     --          --          --         --         --
  Chairman,        1996   $33,000      --       --          --        75,000       --         --
  E.V.P. of
  Operations,
  CEO of
  Telereunion
  and Vextro

  Oscar Garcia;    1997   $80,000   $50,000     --          --          --         --         --
  V.P. of          1996   $33,000      --       --          --        75,000       --         --
  Telereunion,
  V.P. of
  Operations of
  Vextro

  Ricardo Orea;    1997   $80,000   $50,000     --          --          --         --         --
  V.P. of          1996   $33,000      --       --          --        75,000       --         --
  Telereunion,
  V.P. of
  Marketing of
  Vextro

  Todd M. Binet;
  E.V.P.,Secretary 1997   $74,346   $50,000     --          --       250,000       --         --
  Treasurer and
  CFO              1996      --        --       --          --          --         --         --
-----------------------

        (1) Each of the Company's officers received perquisites and other personal benefits in addition to salary and bonuses. The aggregate amount of such perquisites and other personal benefits, however, does not exceed the lesser of $50,000 or 10 percent of the total of the annual salary and bonus reported for any of the Named Executive Officers for each of the reported years.

        (2)The following summarizes each executive's employment commencement dates: Mr. Crist, August, 1996; Mr. Landa, May, 1996; Mr. Garcia, May, 1996; Mr. Orea, May, 1996; Mr. Binet, January, 1997. Compensation information is provided for each Named Executive Officer from such officers employment commencement date.

        (3)Represents annual bonus award earned for the fiscal year noted, even though such bonus was paid in the following fiscal year.

        (4)The number and value of aggregate restricted stock holdings for Messrs. Crist, Landa, Garcia, Orea and Binet of the end of the last fiscal year, based on the closing price of the Common Stock on NASDAQ on December 31, 1997 were 566,000; 360,000; 360,000; 360,000 and
           162,375 shares, respectively, with a value of $4,457,250; $2,835,000;
           $2,835,000; $2,835,000; and $1,278,703, respectively (without giving effect to the consideration paid by the Named Executive Officers).


                  OPTION/SAR GRANTS IN LAST FISCAL YEAR (1997)
                  --------------------------------------------
        The following table sets forth certain information with respect to options granted during the last fiscal year to the Named Executive Officers.

                   Number of       % of Total
                   Securities     Options/SARs                                     Fair Market
                   Underlying      Granted to                                        Value at
                  Options/SARs    Employees in      Exercise                         Date of
     NAME         GRANTED (#)     FISCAL YEAR     PRICE ($/SH)   EXPIRATION DATE    GRANT (1)
     ----         -----------     -----------     ------------   ---------------    ---------
Scott Crist........      --              --              --               --              --
Manuel Landa.....        --              --              --               --              --
Oscar Garcia.....        --              --              --               --              --
Ricardo Orea.....        --              --              --               --              --
Todd                 83,333           15%            $3.25       January 13, 2007    $89,264
Binet........       166,667           30%            $4.00       January 13, 2007    $219,730

(1) The calculation of fair market value was performed utilizing the Black-Scholes model utilizing the following assumptions: expected volatility of 75%, risk-free rate of return of 5.6%, dividend yield of 0%, and expected life of 10 years.

     AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/SAR VALUES

        The following table sets forth certain information with respect to options exercised during fiscal 1997 by the Named Executive Officers and with respect to unexercised options held by such persons at the end of fiscal 1997.

                                             Number of Securities        Value of Unexercised
                  Shares                  Underlying Unexercised at    In-the-Money Option/SARs
                Acquired on                 FISCAL YEAR END (#)       at FISCAL YEAR END ($)(1)
                 EXERCISE       Value       -------------------       -------------------------
     NAME           (#)       REALIZED    EXERCISABLE   UNEXERCISABLE EXERCISABLE  UNEXERCISABLE
     ----           ---       --------    -----------   ------------- -----------  -------------
Scott Crist         --           --         116,667       233,333      $393,750        $787,500
Manuel Landa        --           --         100,000          --        $300,000         --
Oscar Garcia        --           --         100,000          --        $300,000         --
Ricardo Orea        --           --         100,000          --        $300,000         --
Todd Binet          --           --            --         250,000         --         $1,031,250

        (1) The calculations of the value of unexercised options are based on the difference between the closing price of $7.875 per share on NASDAQ of the Common Stock on December 31, 1997, and the exercise price of each option, multiplied by the number of shares covered by the option.

                            COMPENSATION OF DIRECTORS

        Directors are reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board of Directors or a committee thereof. The Company pays directors who are not also employees of the Company $500 for each meeting of the Board of Directors they attend. Directors of the Company are eligible to participate in the Company's 1996 Stock Option and Appreciation Rights Plan, the 1998 Stock Option and Appreciation Rights Plan, if adopted, and the Company's 1994 Directors Stock Option Plan.

        Non-employee directors may receive an annual grant of options to purchase 10,000 shares of the Company's Common Stock.

                              EMPLOYMENT AGREEMENTS

        The Company entered into an employment agreement with Mr. E. Scott Crist, effective August 1, 1996, which agreement provides that Mr. Crist will serve as President and Chief Executive Officer. The agreement terminates on the third anniversary thereof unless terminated sooner for cause. The agreement provides that Mr. Crist will be entitled to receive annual compensation of $95,000 and options to purchase 350,000 shares of Common Stock at $4.50 per share, vesting one-third each year commencing August 1, 1997, and automatically vest if the Company's Common Stock trading price exceeds $13 per share for 20 consecutive trading days. In addition, Mr. Crist is entitled to a bonus determined by the Compensation Committee based on individual and Company performance.

        In connection with the Company's acquisition of Telereunion, Inc., the Company entered into employment agreements with each of Messrs. Landa, Garcia and Orea, effective as of May 14, 1996. The employment agreements provide, among other things, that Mr. Landa will serve as President and CEO of Telereunion and that Messrs. Garcia and Orea will each serve as a vice president of Telereunion. Each employment agreement terminates May 14, 1999, unless earlier terminated by Telereunion for cause. Messrs. Landa, Garcia and Orea are entitled to each receive annual compensation of $80,000 under his respective employment agreement.

        On January 13, 1997, the Company entered into an employment agreement with Mr. Binet. The agreement provides, among other things, that Mr. Binet will serve as Executive Vice President and Chief Financial Officer of the Company. The employment agreement terminates on January 13, 2000, unless terminated earlier for cause. Mr. Binet is entitled to a minimum annual compensation of $70,000 under the employment agreement and a bonus based on Company and personal performance. The minimum annual compensation is adjusted to the extent that Mr. Binet receives a raise in annual salary. As part of the employment agreement, Mr. Binet was granted an option to purchase 250,000 shares of Common Stock, 166,667 at $4.00 and 83,333 at $3.25 which vest over a three year period on a quarterly basis after the first year. In connection with a change in control of the Company that results in Mr. Binet no longer maintaining the position of Executive Vice President and CFO of the surviving company, the option becomes immediately exercisable.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 28, 1998, with respect to the beneficial ownership of Common Stock by each director, each Named Executive Officer included in the Summary Compensation Table, the directors and executive officers as a group and each stockholder known to management to own beneficially more than 5% of the Common Stock. Unless otherwise noted, the persons listed below have sole voting and investment power with respect to such shares.

Name and                             Number of  Shares             Percentage
ADDRESS                             BENEFICIALLY Owned        BENEFICIALLY OWNED
-------                             ------------------        ------------------
E. Scott Crist                        1,241,200(1)                   16.4%
2700 Post Oak Boulevard, Suite 1000
Houston, Texas 77056

Manuel Landa                          1,016,133(2)(3)                13.5%
Moras No. 430
Col. Del Valle, Del Benito Juarez
03100 Mexico, D.F.

Ricardo Orea                          1,016,133(3)(4)                13.5%
Moras No. 430
Col. Del Valle, Del Benito Juarez
03100 Mexico, D.F.

Oscar Garcia                          1,011,333(3)(5)                13.4%
Moras No. 430
Col. Del Valle, Del Benito Juarez
03100 Mexico, D.F.

Todd M. Binet                           338,741(6)                    4.5%
2700 Post Oak Boulevard, Suite 1000
Houston, Texas 77056

Darrel Kirkland                          10,000(7)                    ---*
803 Forest View
Austin, TX 78746

Enrique Orihuela                           ---                        ---*
13000 S.W. 133rd Court
Miami, FL  33186

All directors and executive
officers as a group (7 persons)       4,633,539(8)                    61.3%

--------------------------------------------------------------------------------
*       Less than 1%

        (1) Includes shares of Common Stock issuable upon exercise of the Series A Common Stock Warrant which have vested and are exercisable with respect to rights to purchase 36,200 shares of Common Stock at $2.19 per share owned by Mr. Crist and as well as rights to purchase 240,000 shares of Common Stock held by Delaware Guaranteed Trust Co. F/B/O Mr. Crist. Excludes shares of Common Stock issuable upon exercise of the Series A Common Stock Warrant representing the right to purchase 9,050 shares of Common Stock at $2.19 per share owned directly by Mr. Crist as well as a Series A Common Stock Warrant representing the right to purchase 60,000 shares of Common Stock at $2.19 per share held by Delaware Guarantee & Trust Co. F/B/O Mr. Crist. The Series A Common Stock Warrant will vest and become exercisable, if at all, with respect to right to purchase the remaining shares of Common Stock, upon the Company's fiscal year earnings before depreciation, amortization, and non-cash charges, as defined, equaling $0.75 per share. Notwithstanding the foregoing, the Series A Common Stock Warrant will vest and become fully exercisable as to any shares not vested if, for any ninety
(90) consecutive trading days, the closing price for a share of Common Stock equals or exceeds $12.00. The Series A Common Stock Warrant lapses on May 16, 2003. Also included are the shares of Common Stock issuable upon exercise of a Series B Common Stock Warrant representing the right to purchase 49,000 shares of Common Stock at $2.19 per share held by Delaware Guarantee & Trust Co. F/B/O Mr. Crist. The Series B Common Stock Warrant is currently exercisable and expires on May 16, 2003. Includes options to purchase 350,000 shares of Common Stock at $4.50 per share which are presently exercisable. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Crist on or about February 4, 1997.

        (2) Includes shares of Common Stock issuable upon exercise of a Series A Common Stock Warrant which have vested and become exercisable with respect to rights to purchase 197,766 shares of Common Stock at $2.19 per share owned by Mr. Landa, as well as rights to purchase 358,366 shares of Common Stock held by Forest International, L.L.C. ("Forest"). Mr. Landa is the beneficial owner of Forest. Excludes shares of Common stock issuable upon the exercise of the Series A Common Stock Warrant representing the right to purchase 49,441 shares of Common stock owned by Mr. Landa as well as rights to purchase 89,592 shares of Common stock held by Forest. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Landa on or about June 4, 1996.

        (3) Includes options to purchase 25,000 and 75,000 shares of Common Stock at $1.35 and $4.875 per share, respectively, all of which options are presently exercisable.

        (4) Includes shares of Common Stock issuable upon exercise of the Series A Common Stock Warrant which have vested and become exercisable with respect to rights to purchase 197,766 shares of Common Stock at $2.19 per share owned by Mr. Orea, as well as rights to purchase 358,366 shares of Common Stock held by Cloud International, L.L.C. ("Cloud"). Mr. Orea is the beneficial owner of Cloud. Excludes shares of Common Stock issuable upon the exercise of the Series A Common Stock Warrant representing the right to purchase 49,441 shares owned by Mr. Orea, as well as rights to purchase 89,592 shares of Common Stock held by Cloud. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Orea on or about June 4, 1996.

        (5) Includes shares of Common Stock issuable upon exercise of the Series A Common Stock Warrant which have vested and become exercisable with respect to rights to purchase 197,766 shares of Common Stock at $2.19 per share owned by Mr. Garcia, as well as rights to purchase 358,366 shares of Common Stock held by Sky International, L.L.C. ("Sky"). Mr. Garcia is the beneficial owner of Sky. Excludes shares of Common Stock issuable upon the exercise of the Series A Common Stock Warrant representing the right to purchase 49,441 shares owned by Mr. Garcia as well as rights to purchase 89,592 shares of Common Stock held by Sky. The Series A Common Stock Warrant lapses on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Reference is also made to the Schedule 13D filed with the Securities and Exchange Commission by Mr. Garcia on or about June 4, 1996.

        (6) Includes shares of Common Stock issuable upon exercise of the Series A Common Stock Warrant representing the right to purchase 47,200 shares of Common Stock at $2.19 per share. Excludes shares of Common stock issuable upon the exercise of the Series A Common Stock Warrant representing the right to purchase 1,800 shares of Common stock. Also, included are shares of Common Stock issuable upon exercise of a Series B Common Stock Warrant representing the right to purchase 25,000 shares of Common Stock at $2.19 per share. The Series A Common Stock Warrant and the Series B Common Stock Warrant both expire on May 16, 2003. For the discussion of vesting provisions for the Series A Common Stock Warrant, please see footnote 1 above. Includes options to purchase 83,333 shares of Common Stock at $3.25 per share and options to purchase 20,833 shares of Common Stock at $4.00 per share, all of which are presently exercisable. Excludes options to purchase 145,834 shares of Common Stock at $4.00 per share as such options are not exercisable within sixty (60) days of this table. Excludes 10,000 Series A Warrants and 10,000 Series B Warrants which are held in trust for the benefit of Mr. Binet's two minor children. Mr. Binet disclaims beneficial ownership of these shares.

        (7) Includes options to purchase 10,000 shares of Common Stock at $3.75 per share, all of which options are presently exercisable.

        (8) Includes options and warrants to purchase 2,155,998 shares of Common Stock, all of which are exercisable within sixty (60) days of the date of this table.

                  CERTAIN RELATIONSHIPS AND RELATED INFORMATION

        Vector Communications Network Corp ("Vector"), of which Enrique Orihuela, a director of the Company, is President, provides the Company with satellite communication services under various one year contracts through April 1999. The Company paid Vector a total of $215,000 for these services in fiscal year 1997 and $290,000 through April of 1998.

        The Company has also signed a letter of intent with Vector whereby the Company and Vector intend to form a joint venture which will conduct operations in Latin America. The structure of the joint venture and the extent of the operations are yet to be determined.

           CERTAIN INFORMATION RELATING TO THE BOARD OF DIRECTORS AND
                            COMMITTEES OF THE BOARD

        The Board of Directors of the Company held seven formal meetings during 1997. The Board of Director's Compensation Committee held one formal meeting during the year. The Audit Committee held one formal meeting during the year. Each of the directors, except Mr. Orihuela who was elected to the Board of Directors in March 1998, who are nominated in the Proxy Statement and who served during 1997 as a director or as a member of the Compensation Committee attended all of the Board and Compensation Committee Meetings held in 1997 during the period in which they served as a director, except Mr. Kirkland who attended six of the seven meetings held while he was a director.

                               FUTURE TRANSACTIONS

        Although the Company intends that the terms of any future transactions and agreements between the Company and its directors, officers, principal stockholders or other affiliates will be no less favorable than could be obtained from unaffiliated third parties, no assurances can be given in this regard. Any such future transactions that are material to the Company and are not in the ordinary course of business will be approved by a majority of the Company's independent and disinterested directors.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

        Set forth below is a line graph comparing the yearly change in the Company's Common Stock since the Company's initial public offering in August 1994 against the NASDAQ Telecommunications Industry Index and the NASDAQ Stock Market Index.

                 [LINEAR GRAPH PLOTTED FROM DATA IN TABLE BELOW]

                                      1994       1995      1996          1997
                                      ----       ----      ----          ----
Telscape International    100.00     57.69      42.31     48.07        122.10
----------------------- --------- --------- ---------- --------- -------------
NASDAQ Telecom ($)        100.00     96.00     125.70    128.52        190.27
----------------------- --------- --------- ---------- --------- -------------
NASDAQ US ($)             100.00    104.89     148.34    182.46        223.95
----------------------- --------- --------- ---------- --------- -------------

(1) The graph assumes that $100 was invested in August 1994 in the Company's Common Stock and in the NASDAQ Stock Market Index and the NASDAQ
Telecommunications Index and that all dividends were re-invested. No dividends have been declared or paid in the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        BDO Seidman, LLP served as the independent public accountants providing auditing, financial and tax services to the Company for fiscal year 1997 and is expected to provide such services during the current fiscal year 1998. The Company expects that representatives of BDO Seidman will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and that they will be available to respond to appropriate questions.

        The Company has an Audit Committee of the Board of Directors, which is composed of four (4) members and held one (1) meeting during fiscal 1997. The Audit Committee reviews and reports to the Company's Board of Directors with respect to various auditing and accounting matters, including recommendations as to the selection of the Company's independent public accountants, the scope of the audit procedures, the nature of the services to be performed for the Company, the fees to be paid to the Company's independent public accountants, the performance of the Company's independent public accountants and the accounting practices of the Company.

        The Board of Directors of the Company, upon the recommendation of the Audit Committee, concluded that the engagement of BDO Seidman, LLP, the Company's independent accountants was in the best interest of the Company. At the November 14, 1996 stockholders' meeting, the stockholders of the Company ratified the decision of the Board to retain BDO Seidman, LLP as the Company's independent accountants for the fiscal year ended December 31, 1996. In connection with the audits for the two most recent years prior to the adoption of BDO Seidman, LLP and through December 31, 1996, there had been no disagreements with the Company's former independent accounting firm Hoffman, McBryde Co., P.C. ("Hoffman") on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of Hoffman would have caused them to make reference thereto in their report on the financial statements for each years. None of the reports of Hoffman have contained an adverse opinion or disclaimer of opinion or was qualified as to uncertainty, audit scope or accounting principles.

                              STOCKHOLDER PROPOSALS

        A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's 1999 annual meeting that is received at the Company's principal executive office by January 31, 1999 will be included in the Company's proxy statement and form of proxy for that meeting.

                         PERSONS MAKING THE SOLICITATION

        The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be borne by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph The Company will be assisted in distributing, gathering and tabulating proxies by its stock transfer agent, American Stock Transfer & Trust Company, as part of the services provided by it as the Company's transfer agent. Upon request, the Company will reimburse brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute the proxies. The Company estimates that its costs to solicit, distribute, gather and tabulate proxies will be approximately $7,500.

                                  OTHER MATTERS

        The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

        WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

                                    BY ORDER OF THE BOARD OF DIRECTORS,

                                    TODD M. BINET
                                    SECRETARY

                                                                      Appendix A

                          Telscape International, Inc.

                               1998 Stock Option

                                      and

                         Stock Appreciation Rights Plan

                                 Adopted as of

                                  _____, 1998

                          Telscape International, Inc
                        2700 Post Oak Blvd., Suite 1000
                              Houston, Texas 77056

                          TELSCAPE INTERNATIONAL, INC.
              1998 STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

                                    ARTICLE 1
                           ESTABLISHMENT AND PURPOSE

Section 1.1. Telscape International, Inc. (the "Company"), a Texas corporation, hereby establishes a stock option and appreciation rights plan to be named the Telscape International, Inc. 1998 Stock Option and Stock Appreciation Rights Plan (the "1998 Plan").

Section 1.2. The purpose of this 1998 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1998 Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.001 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non Qualified Options") to be issued to persons or consultants, including those who are not employees. This 1998 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1998 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1998 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1998 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                    ARTICLE 2
                                 ADMINISTRATION

Section 2.1.   ADMINISTRATION AND AUTHORIZATION: POWER AND PROCEDURE.

(a)Committee. This 1998 Plan shall be administered by, and all Options shall be authorized by, the Committee. Action of the Committee with respect to the administration of this 1998 Plan shall be taken pursuant to a majority vote or by written consent of its members.

     (1) "Committee" shall mean a committee appointed by the Board to administer this 1998 Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Optionees may be subject to Section 16 of the Exchange Act, shall be Disinterested. In addition, from and after the consummation of any initial public offering undertaken by the Company, no person may serve as a member of the Committee unless such person is also an "outside director" within the meaning of Treasury Regulation section 1.162-27(e)(3)(i).

     (2) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

(b) OPTIONS: INTERPRETATION: POWERS OF COMMITTEE. Subject to the express provisions of this 1998 Plan, the Committee shall have the authority:

     (1) to determine from among those persons eligible the particular persons who will receive any Options;

     (2) to grant Options to officers, directors, employees and consultants; to determine the price at which securities will be offered and the amount of securities to be offered to any of such persons; to determine the other specific terms and conditions of such Options consistent with the express limits of this 1998 Plan; to establish the installments (if any) in which such Options shall become exercisable or determine that no delayed exercisability is required; and to establish the events of termination of such Options;

     (3) to approve the forms of Options (which need not be identical either as to type of Option or among Optionees);

     (4) to construe and interpret this 1998 Plan and any agreements defining the rights and obligations of the Company and Optionees under this 1998 Plan, further define the terms used in this 1998 Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this 1998 Plan;

     (5) to cancel, modify or waive the Company's rights with respect to, or modify, discontinue, suspend or terminate any or all outstanding Options held by Optionees, subject to any required consent;

     (6) to accelerate or extend the exercisability or extend the term of any or all such outstanding Options within a maximum ten-year term of such Options (or such shorter limits where required by the terms of this 1998 Plan); and

     (7) make all other determinations and take such other action as contemplated by this 1998 Plan or as may be necessary or advisable for the administration of this 1998 Plan and the effectuation of its purposes.

     (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to or pursuant to this 1998 Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this 1998 Plan.

     (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this 1998 Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

     (e) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1998 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1998 Plan or action by the Committee fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

        Section 2.2. The provisions of this 1998 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1998 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1998 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined).

        Section 2.3. If any provision of this 1998 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1998 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

                                    ARTICLE 3
                   SHARES AVAILABLE FOR OPTIONS: SHARE LIMITS

        Section 3.1 SHARES AVAILABLE. The capital stock that may be delivered under this 1998 Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

        Section 3.2 SHARE LIMITS. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this 1998 Plan shall not exceed 800,000 shares. The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this 1998 Plan shall not exceed 250,000 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 3.2.

        Section 3.3 CALCULATION OF AVAILABLE SHARES AND REPLENISHMENT. Shares subject to outstanding Options shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under an Option shall expire or be canceled or terminated without having been exercised in full, or any Common Stock subject to an Option shall not vest or be delivered, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the 1998 Plan, subject to any applicable limitations under Rule 16b-3. If a Stock Appreciation Right or similar right is exercised, the number of shares of Common Stock to which such exercise or payment relates under the applicable Option shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Options under this 1998 Plan and, if applicable, such Option. If the Company withholds shares of Common Stock pursuant to Section 13.1, the number of shares that would have been deliverable with respect to an Option but that are withheld pursuant to the provisions of
Section 13.1 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Option and under the 1998 Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Options under the 1998 Plan. No Options shall be granted pursuant to this 1998 Plan to any Optionee after the tenth anniversary of the date that this 1998 Plan is adopted by the Board or the date the 1998 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE 4
                                  ELIGIBILITY

        Section 4.1. Non-Qualified Options may be granted pursuant to this 1998 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Committee, and Incentive Options may be granted pursuant to this 1998 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Committee. Persons granted Options pursuant to this 1998 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Committee may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1998 Plan.

                                   ARTICLE 5
                        TERMS AND CONDITIONS OF OPTIONS

        Section 5.1. Each Option granted under this 1998 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1998 Plan, provided that the following terms and conditions shall apply:

        (1) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Committee, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(2) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1998 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary) (a "10% Stockholder"), not including the shares of Common Stock obtainable upon exercise of the Incentive Option, the minimum exercise price of such Incentive Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(2) below.

        (2) The "fair market value" shall be determined by the Committee, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Committee shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

        (3) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a Stockholder of a company, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

        (4) Notwithstanding any other provision of this 1998 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non Qualified Options. The Incentive Options, by their terms, are not exercisable while there are outstanding any Incentive Options which were granted to the Optionee at an earlier time.

        (5) An Optionee may, in the Committee's discretion, be granted more than one Incentive Option or Non Qualified Option during the duration of this 1998 Plan, and may be issued a combination of Non Qualified Options and Incentive Options; provided, however, that non employees are not eligible to receive Incentive Options.

        (6) The duration of any Option and any Right related thereto shall be within the sole discretion of the Committee; provided, however, that any Incentive Option granted to a stockholder that is not a 10% Stockholder or any Non Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a 10% Stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

        (7) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

        (8) The Committee may impose such other or further conditions on any transaction under the 1998 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by stockholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                    ARTICLE 6
                       EMPLOYMENT OR SERVICE OF OPTIONEE

        Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Committee and, such determination shall be binding on the Optionee and the Company.

        Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(8) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

        Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(8) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

        Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Committee may deem advisable.

        Section 6.5. The Committee may also provide that an employee must be continuously employed by the Company for such period of time as the Committee, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

        Section 6.6. Options granted under this 1998 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

        Section 6.7. Nothing contained in this 1998 Plan, or in any Option granted pursuant to this 1998 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE 7
                               PURCHASE OF SHARES

        Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1998 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Committee, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. Such shares tendered by the Optionee must have been owned by the Optionee for a period of a minimum of six months prior to the date they are tendered. The fair market value of any shares of Common Stock so surrendered shall be determined by the Committee in accordance with Section 5.1(2) hereof.

        Section 7.2 The Company may, with the Committee's approval at or prior to the time of exercise of any Option, accept one or more notes from any Optionee who is an employee in connection with the exercise or receipt of any outstanding Option; provided that any such note shall be subject to the following terms and conditions:

          (1) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Options under the 1998 Plan and the note shall be delivered directly to the Company in consideration of such exercise or receipt.

          (2) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five (5) years.

          (3)  The note shall provide for full recourse to the Optionee.

          (4) If the employment of the Optionee terminates, the unpaid principal balance of the note shall become due and payable within thirty (30) days after such termination; provided, however, that if a sale of shares would cause such Optionee to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the tenth (10) business day after the first day on which a sale of such shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions by the Optionee subsequent to such termination.

          (5) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (6) The terms, repayment provisions and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as them in effect.

        Section 7.3. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

        Section 7.4. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1998 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

        Section 7.5. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

        Section 7.6. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1998 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1998 Plan and the subject Option.

        Section 7.7. The Committee may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Committee) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARs may be included in an Option only under the following conditions: (a) the SARS will expire no later than the expiration of the underlying Option; (b) the SARs may be for no more than one hundred percent (100%) of the Spread; (c) the SARs are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARs may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARs may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

                                    ARTICLE 8
                   CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

        Section 8.1 If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or there shall occur any other fundamental change or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety, then the Committee shall, in such manner and to such extent (if any) as it in good faith deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Options, (c) the grant, exercise or base price of any or all outstanding Options, (d) the securities or property deliverable upon exercise of any outstanding Options; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split-up, exchange, or spin-off, make other provision for a cash payment or for the substitution or exchange of any or all outstanding Options or securities deliverable to the holder of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock of the Company upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the 1998 Plan to violate section 424 of the Code or any successor provisions thereto without the written consent of the holders of Incentive Stock Options who are materially adversely affected thereby.

        Section 8.2. The grant of an Option pursuant to this 1998 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        Section 8.3. If any Option or other right to acquire Common Stock under this 1998 Plan is not exercised prior to a dissolution of the Company, and no express provision has been made in the Option or otherwise for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate. Unless other provision is made for the payment of the fair value thereof, under a reorganization event of the type described in Section 8.1 that the Company does not legally survive, the Options shall be converted into or otherwise substituted for a right to receive, on exercise, the consideration distributed or payable upon such reorganization event in respect of the number of shares of Common Stock as to which the Option is exercised.

                                   ARTICLE 9
                      DURATION, AMENDMENT AND TERMINATION

        Section 9.1. The Board of Directors may at any time terminate this 1998 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1998 Plan after ten years from the date this 1998 Plan is adopted or the date this 1998 Plan is approved by the stockholders of the Company, whichever is earlier.

                                   ARTICLE 10
                                  RESTRICTIONS

        Section 10.1. Any Options and shares of Common Stock issued pursuant to this 1998 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Committee, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Committee may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Committee may, in its sole discretion, determine. By accepting an award pursuant to this 1998 Plan, each Optionee shall thereby agree to any such restrictions.

        Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1998 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE 11
                              NON FUNDED 1998 PLAN

        Section 11.1. Options payable under this 1998 Plan shall be payable in shares of the Company. No special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Optionee or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Option hereunder. Neither the provisions of this 1998 Plan (or of any related documents), nor the creation or adoption of this 1998 Plan, nor any action taken pursuant to the provisions of the 1998 Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Optionee or other person. To the extent that an Optionee or other person acquires a right to receive payment pursuant to any Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

                                   ARTICLE 12
                              APPLICATION OF FUNDS

        Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1998 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                   ARTICLE 13
                                TAX WITHHOLDING

        Section 13.1 Upon the exercise of any Option or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Optionee (or their representative, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withheld with respect to such transaction, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this 1998 Plan, the Committee may grant (either at the time of the Option grant or thereafter) to The Optionee the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

                                   ARTICLE 14
                           EFFECTIVENESS OF 1998 PLAN

Section 14.1. This 1998 Plan shall become effective upon adoption by the Board of Directors, and approved by the stockholders of the Company in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder.

IN WITNESS WHEREOF, pursuant to the approval of this 1998 Plan by the Board of Directors, this 1998 Plan is executed and adopted as of the ____ day of _______________, 1998.

                                      TELSCAPE INTERNATIONAL, INC.

[CORPORATE SEAL]

                                      By:     _______________________________

                                      Its:    _______________________________

ATTEST:

By:
   ----------------------------
   Secretary




1998 Stock Option Plan

                                                                      APPENDIX B
                           TELSCAPE INTERNATIONAL, INC
                        Annual Meeting of Shareholders of
                           Telscape International, Inc
                                On June 26, 1998

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Todd M. Binet and E. Scott Crist and each or either of them proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Shareholders to be held on June 26, 1998 at 9:00 a.m. at The University Club, 5051 Westheimer, 355 Post Oak Tower, Houston, Texas 77056, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such meeting, and in their discretion, or such other business as may properly come before the meeting.

 [x]    Please mark
        your votes as
        in this example.

                     For the
                     Nominees       Withhold
              Listed at Right       Authority                                              FOR           AGAINST        ABSTAIN

Proposal 1. To elect seven                 Nominees: Todd M. Binet        Proposal 2. To approve the adoption
           Directors to                              E. Scott Crist                   of the Telscape International, Inc. 1998
           serve for                                 Oscar Garcia                     Stock Option and Stock Appreciation
           one year     ________    ________         Darrel O. Kirkland               Rights Plan.
           and until their successors have           Manuel Landa                     (Mark only one "X")
           been duly elected and shall qualify.      Ricardo Orea
           (Mark only one "X")                       Enrique Orihuela                     _______        _______         _______
                                                                                       If no contrary specification is made, this
                                                                                       Proxy will be voted for proposals 1 and 2.

                                                                                       Please mark, sign and return this Proxy
                                                                                       Card promptly using the enclosed envelope.

Signature ________________________________________  _______________________________________  Dated ____________________, 1998

Note:  When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.